UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 28, 2018

Commission file number: 001-32743
EXCO RESOURCES, INC.
(Exact name of Registrant as specified in its charter)

Texas (State of incorporation)	74-1492779 (I.R.S. Employer Identification No.)

12377 Merit Drive, Suite 1700, Dallas, Texas (Address of principal executive offices)	75251 (Zip Code)
Registrant’s telephone number, including area code: (214) 368-2084

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

EXCO Resources, Inc. (the “Company”) is furnishing certain information regarding its internal mid-year reserve update as of June 30, 2018 (the “Interim Reserve Update”) and certain financial projections used in the five-year business plan prepared in connection with the Company’s emergence from Chapter 11 bankruptcy (the “Financial Projections” and, together with the Interim Reserve Update, the “Presentation Materials”), included as Exhibits 99.1 and 99.2, respectively, to this report, pursuant to Regulation FD promulgated by the Securities and Exchange Commission ("SEC"). The Presentation Materials will be used by the Company's management beginning on November 28, 2018 in meetings with potential lenders for the issuance of certain debt instruments in connection with the Company’s emergence from Chapter 11 bankruptcy.

Incorporation by Reference

The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any of the Company's filings, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The information contained in the Presentation Materials is summary information that includes certain internally-prepared mid-year reserve information and certain financial projections and is intended to be considered in the context of the Company's SEC filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as management believes is warranted. Any such update may be made through the filing of other reports or documents with the SEC, press releases or through other public disclosure.

Presentation of Reserves

The information included the Interim Reserve Update was prepared based on the Company’s internal estimates of reserve quantities and future net revenues. The oil and natural gas reserves and PV-10 data in the Interim Reserve Update were based on August 17, 2018 NYMEX futures prices, in each case adjusted for estimates of geographical differentials. In addition to “proved” reserves, the Company included information related to “probable” reserves, “possible” reserves and other quantities of hydrocarbons estimated to be potentially recoverable from known accumulations where evaluation of the accumulation is insufficient to clearly assess commerciality. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized. The oil and natural gas reserves and PV-10 included in the Interim Reserve Update do not purport to be prepared in accordance with the rules and regulations promulgated by the SEC. Accordingly, it is not practicable for us to reconcile the PV-10 to the GAAP standardized measure of discounted future net cash flows. See the Company's Annual Report on Form 10-K for fiscal year ended December 31, 2017 as filed with the SEC for further discussion of the Company’s oil and natural gas reserves prepared in accordance with GAAP.

Cautionary Statement Regarding Forward-Looking Statements

The Presentation Materials include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, that address activities that the Company assumes, plans, expects, believes, projects, estimates or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements. These forward-looking statements are based on management's current belief, based on currently available information, as to the outcome and timing of future events. The Company cautions that its future oil and natural production, revenues and expenses and other forward-looking statements are subject to all of the risks and uncertainties normally incident to the exploration for and development and production and sale of oil and gas. These risks include, but are not limited to, price volatility, inflation or lack of availability of goods and services, environmental risks, drilling and other operating risks, regulatory changes, the uncertainty inherent in estimating future oil and natural gas production or reserves, and other risks as described in the Company's 2017 Annual Report on Form 10-K for fiscal year ended December 31, 2017 as filed with the SEC and other periodic filings. Any of these factors could cause the Company's actual results and plans to differ materially from those in the forward-looking statements.

Any financial projections or forecasts included in the Presentation Materials were not prepared with a view toward public disclosure or compliance with the published guidelines of the SEC or the guidelines established by the American

Institute of Certified Public Accountants regarding projections or forecasts. The projections do not purport to present the Company’s financial condition or results of operations in accordance with accounting principles generally accepted in the United States. The Company’s independent public accountants or independent engineering firms have not examined, compiled or otherwise applied procedures to the projections and, accordingly, do not express an opinion or any other form of assurance with respect to the projections. The inclusion of the projections therein should not be regarded as an indication that the Company or its affiliates or representatives consider the projections to be a reliable prediction of future events, and the projections should not be relied upon as such. Neither the Company nor any of its affiliates or representatives has made or makes any representation to any person regarding the ultimate outcome of the Company’s Chapter 11 proceedings compared to the projections, and none of them undertakes any obligation to publicly update the projections to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the projections are shown to be in error.

Item 9.01. Financial Statements and Exhibits

The exhibits listed below are filed herewith.

(d) Exhibits.

Exhibit Number	Description

99.1	Mid-Year Reserve Report prepared by Management.

99.2	Exhibit E to the Disclosure Statement filed with the Court on November 5, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 28, 2018		EXCO RESOURCES, INC.
	By:	/s/ Heather L. Summerfield
	Name:	Heather L. Summerfield
	Title:	Vice President, General Counsel and Secretary